EXHIBIT 99.4

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                                 $1,300,000,000
                             THE MONEY STORE TRUST,
                                  SERIES 1997-C


                              THE MONEY STORE INC.
                            REPRESENTATIVE & SERVICER


                              THE BANK OF NEW YORK
                                     TRUSTEE

                             FIXED RATE CERTIFICATES
                       $63,000,000 CLASS AF-1 CERTIFICATES
                       $60,400,000 CLASS AF-2 CERTIFICATES
                       $80,000,000 CLASS AF-3 CERTIFICATES
                       $47,000,000 CLASS AF-4 CERTIFICATES
                       $32,900,000 CLASS AF-5 CERTIFICATES
                       $39,000,000 CLASS AF-6 CERTIFICATES
                       $37,700,000 CLASS AF-7 CERTIFICATES
                       $40,000,000 CLASS AF-8 CERTIFICATES

                          ADJUSTABLE RATE CERTIFICATES
                       $498,000,000 CLASS AV CERTIFICATES


          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TO MATURITY:
                   Bond             Ratings
CLASS             AMOUNT          (MDY'S/S&P)          WAL          BEG. AMORT.     END AMORT.         LEGAL FINAL
------------------------------------------------------------------------------------------------------------------
POOL I (FRMS)
AF-1             $63,000,000       Aaa/AAA             0.50               1               11            10/15/03
AF-2             $60,400,000       Aaa/AAA             1.18              11               19            05/15/08
AF-3             $80,000,000       Aaa/AAA             2.04              19               32            08/15/12
AF-4             $47,000,000       Aaa/AAA             3.07              32               44            08/15/17
AF-5             $32,900,000       Aaa/AAA             4.04              44               55            06/15/21
AF-6             $39,000,000       Aaa/AAA             5.40              55               79            02/15/25
AF-7             $37,700,000       Aaa/AAA             9.91              79              193            01/15/39
AF-8             $40,000,000       Aaa/AAA             6.31              37              191            01/15/39
POOL II (ARMS)
AV              $498,000,000       Aaa/AAA             2.10               1               76            05/15/26

TO CALL:
                   Bond             Ratings
CLASS             AMOUNT          (MDY'S/S&P)          WAL          BEG. AMORT.     END AMORT.         LEGAL FINAL
------------------------------------------------------------------------------------------------------------------
POOL I (FRMS)
AF-7             $37,700,000       Aaa/AAA             8.25              79              104            01/15/39
AF-8             $40,000,000       Aaa/AAA             6.25              37              104            01/15/39
POOL II (ARMS)
AV              $498,000,000       Aaa/AAA             2.10               1               76            05/15/26

ISSUER:                        The Money Store Trust 1997-C

REPRESENTATIVE & SERVICER:     The Money Store Inc.

TRUSTEE:                       The Bank of New York

UNDERWRITERS:                  Prudential (Lead), Merrill Lynch (Co.), Salomon
                               Brothers, Inc (Co.), Morgan Stanley (Co.)  and
                               Lehman Brothers (Co.)

EXPECTED PRICING:              Week of September 22, 1997

EXPECTED
SETTLEMENT:                    September 30, 1997

CUT-OFF DATE:                  As of the close of business on 8/31/97.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class AF Certificates from Pool I and the triple-A rated Class AV Certificates from Pool II would be ERISA eligible. Prospective purchasers should consult their counsel.

SMMEA: The Class AF Certificates from Pool I will not be SMMEA eligible. Subject to the conditions set forth in the prospectus, it is believed that the triple-A rated Class AV Certificates from Pool II will be SMMEA eligible. Prospective purchasers should consult their counsel.

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

INTEREST/ PRINCIPAL:       The 15th day (or the next business day if 15th is
                           not a business day) of each month  beginning
                           October 15, 1997.

TAX STATUS:                On the Closing Date, REMIC elections will be made
                           with respect to certain assets of the  Trust.

COLLATERAL:                POOL I:  Conventional fixed-rate home equity loans
                           secured by first or second liens on one- to four-family ("single family") residential properties, five and six-family residences, units in planned unit developments and units in condominium developments plus the Pre- Funding Account allocated to Pool I.

                           POOL II: Conventional adjustable rate home equity loans secured by first liens on one- to four-family ("single family") residential properties, units in planned unit developments and units in condominium developments indexed to 1 Month LIBOR, 6 Month LIBOR, 1 Year LIBOR and 1-Year CMT plus the Pre-Funding Account allocated to Pool II.

                           POOL III: Conventional and FHA, fixed rate home improvement loans secured by first, second and junior liens on one- to four-family ("single family") residential properties, units in planned unit developments and units in condominium developments plus the Pre-Funding Account allocated to Pool III. (MERRILL LYNCH IS NOT PARTICIPATING IN THE SALE OF THE CERTIFICATES BACKED BY POOL III.)

                           POOL IV: Fixed rate Multifamily Loans secured by first liens on five or more unit residential and commercial properties, planned unit developments and condominiums plus the Pre- Funding Account allocated to Pool IV. (MERRILL LYNCH IS NOT PARTICIPATING IN THE SALE OF THE CERTIFICATES BACKED BY POOL IV.)

CREDIT ENHANCEMENT FOR FIXED RATE CLASSES:


i)     Excess Spread;

ii)    Overcollateralization;
       initial - 0%
       target - 1.75% of Original Loan Balance
       stepdown - 3.50% of Current Loan Balance (at Month 30) floor - 0.50% of Original Loan Balance

iii) Cross-Collateralization of all of the Pools (only in the event of losses); and

iv) MBIA Guarantee of timely receipt of interest on the Class AF Certificates and ultimate receipt of principal on the Class AF Certificates.

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

CREDIT ENHANCEMENT FOR FLOATING RATE CLASSES:


i)     Excess Spread;

ii)    Overcollateralization;
       initial - 0%
       target - 2.00% of Original Loan Balance
       stepdown - 4.00% of Current Loan Balance floor - 0.50% of Original Loan Balance (at Month 36)

iii) Cross-Collateralization of all of the Pools (only in the event of losses); and

iv)    Subordination
       Class MV-1 (7.5% of all Floating Rate Certificates)
       Class MV-2 (5.0% of all Floating Rate Certificates)
       Class BV (4.5% of all Floating Rate Certificates)

THE FLOATING RATE CERTIFICATES WILL NOT BE GUARANTEED BY MBIA. MERRILL LYNCH WILL NOT BE INVOLVED IN THE SALE OF THE CLASS MV-1, MV-2 AND BV CERTIFICATES.


PRE-FUNDING
ACCOUNT:             Pools I and II:       $225,000,000 (25% approx. of Pool


                     The Original Pool I & II Pre-Funding Amounts will be reduced during the Funding Period by the amounts thereof used to purchase the related Subsequent Loans. Any amount remaining at the end of the Funding Period in the Pool I & Pool II Pre-Funding Accounts will be used to prepay principal to the Pool I and II Certificates.

INTEREST
DISTRIBUTIONS:       Interest due with respect to the Pool I Certificates will
                     be interest which has accrued on the related Certificate
                     Principal Balance during the calendar month immediately preceding the month in which such Payment date occurs.
                     Interest on the Pool I Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months.
                     Interest due with respect to the Pool II Certificates will be interest which has accrued during the actual number of days since the last Remittance Date up to but not including the current Remittance Date on the related Certificate
                     Principal Balance. Interest on the Pool II Certificates will accrue on an actual/360 basis.

SERVICER CLEANUP
CALL: The Servicer, and in certain circumstances, the Insurer, will have the right to purchase all the Pool I and Pool II Home Equity Loans, the Pool III Home Improvement Loans and the Pool IV Multifamily Loans (collectively, the "Loans") on any Monthly Remittance Date when the aggregate principal balances of the Loans have declined to less than 10% of the sum of (i) the aggregate principal balances of the "Initial Loans", as of the Cut-Off Date and (ii) the original Pre-Funded Amount.

INSURER
CLEANUP CALL:        On and after the date on which the Maximum Subordinated
                     Amount is zero (the "Cross- Over Date") and on any Remittance Date when Loans with aggregate principal balances (as of the Cut-Off Date) equaling 25% or more of the sum of (i) the Original Pool Principal Balance and (ii) the Original Pre-Funded Amount, if any, have become
                     Liquidated Loans.

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FIXED RATE HOME EQUITY LOANS (PRELIMINARY):

POOL I (AS OF 8/31/97):
Initial Current Principal Balance:                       $244,556,140
Average Principal Balance:                                    $38,806
Number of Loans:                                                6,302
Properties secured by 1st/2nd Liens:                           68%/32%
Weighted Average Coupon:                                        11.61%
Weighted Average CLTV:                                          74.71
Weighted Average Rem. Term:                                     254.0 mos.
Weighted Average Orig. Term:                                    254.4 mos.
Balloons (30's due in 15):                                       1.71%
Occupancy-
          Owner Occupied:                                       96.82%
          Investor Owned:                                        2.65%
          Second Homes:                                          0.53%
Property Type-
          Single Family Detached:                               80.58%
          Manufactured:                                         13.86%
          2-4 Family:                                            4.09%
          Townhouse:                                             0.70%
          PUD:                                                   0.24%
          Condominium:                                           0.46%
          Multi-Family:                                          0.07%
Geographic Distribution (*5%):                      CA-7.07%, NY-6.51%,
                                                    PA-5.54%, WA-5.18%
*=greater than

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ADJUSTABLE RATE HOME EQUITY LOANS (PRELIMINARY):

POOL II (AS OF 8/31/97):
Initial Current Principal Balance:           $420,597,577
Average Principal Balance:                       $83,668
Number of Loans:                                   5,027
Properties secured by First Liens:                   100%
Weighted Average Coupon:                          10.176%
Weighted Average LTV:                              76.79
Weighted Average Rem. Term:                        358.7 mos.
Weighted Average Orig. Term:                       359.7 mos.
Weighted Average Gross Margin:                     6.072%
Weighted Average Lifetime Cap:                    16.305%
Weighted Average Lifetime Floor:                  10.156%
Product Type-
          1 Year CMT:                               4.99%
          1 Year LIBOR:                             0.67%
          6 Month LIBOR:                           30.23%
          2/28  6 Month LIBOR:                     29.93%
          3/27  6 Month LIBOR:                      2.75%
          4/26  6 Month LIBOR:                     31.37%
          3/3   1 Month LIBOR:                      0.06%
Balloons (30's due in 15):                          0.13%
Occupancy-
          Owner Occupied:                          96.53%
          Investor Owned:                           3.07%
          Second Homes:                             0.40%
Property Type-
          Single Family Detached:                  86.27%
          Manufactured:                             4.05%
          2-4 Family:                               5.86%
          Townhouse:                                0.79%
          PUD:                                      1.82%
          Condominium:                              1.09%
          Multi-Family:                             0.13%
Geographic Distribution (*5%):         IL-7.88%, MI-7.09%,
                                       WA-6.20%, CA-5.97%,
                                       OH-5.70%
*=greater than

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

EXPECTED POOL PRICING PREPAYMENT ASSUMPTIONS:

POOL I (FIXED RATE HOME EQUITY LOANS)
The 100% pricing prepayment assumption for Pool I assumes a Home Equity Prepayment ("HEP") rate of 2.4% per annum of the then outstanding principal balance of the respective Home Equity Loans in the first month of the life of the Home Equity Loans and an additional 2.4% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the Home Equity Loans the pricing prepayment assumption assumes a conditional prepayment rate of 24% for Pool I per annum each month.

POOL II (ADJUSTABLE RATE HOME EQUITY LOANS)
The prepayment assumption for Pool II assumes a constant CPR of 26% per annum.

PREPAYMENT SCENARIOS:

                              SCENARIO 1         SCENARIO 2         SCENARIO3(2)           SCENARIO 4          SCENARIO 5
                              ----------         ----------         ------------           ----------          ----------
Pool I(1)                          0%                  75%                  100%                125%               150%
Pool II                            0%                  20%                   26%                 30%                36%

(1)  Percentage of Prepayment Assumption.
(2)  Pricing Assumption.


CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

TO MATURITY                                    1              2              3              4               5
Class AF-1 WAL (yrs.)                       2.73           0.58           0.50           0.45            0.41
Class AF-1 Exp. Beg. Am.                       1              1              1              1               1
Class AF-1 Exp. End. Am.                      67             13             11             10               9

TO MATURITY                                    1              2              3              4               5
Class AF-2 WAL (yrs.)                       7.72           1.45           1.18           1.01            0.89
Class AF-2 Exp. Beg. Am.                      67             13             11             10               9
Class AF-2 Exp. End. Am.                     121             23             19             16              14

TO MATURITY                                    1              2              3              4               5
Class AF-3 WAL (yrs.)                      12.67           2.60           2.04           1.68            1.44
Class AF-3 Exp. Beg. Am.                     121            23              19             16              14
Class AF-3 Exp. End. Am.                     176             41             32             26              22

TO MATURITY                                    1              2              3              4               5
Class AF-4 WAL (yrs.)                      16.96           4.04           3.07           2.48            2.08
Class AF-4 Exp. Beg. Am.                     176             41             32             26              22
Class AF-4 Exp. End. Am.                     235             57             44             35              29

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TO MATURITY                                    1              2              3              4               5
Class AF-5 WAL (yrs.)                      21.54           5.37           4.04           3.19            2.63
Class AF-5 Exp. Beg. Am.                     235            57              44             35              29
Class AF-5 Exp. End. Am.                     282             74             55             43              35

TO MATURITY                                    1              2              3              4               5
Class AF-6 WAL (yrs.)                      25.30           7.70           5.40           4.20            3.39
Class AF-6 Exp. Beg. Am.                     282             74             55             43              35
Class AF-6 Exp. End. Am.                     326            117             79             60              48

TO MATURITY                                    1              2              3              4               5
Class AF-7 WAL (yrs.)                      28.63          12.86           9.91           7.41            5.50
Class AF-7 Exp. Beg. Am.                     326           117              79             60              48
Class AF-7 Exp. End. Am.                     362            246            193            160             134

TO MATURITY                                    1              2              3              4               5
Class AF-8 WAL (yrs.)                      10.75           6.78           6.31           5.97            5.69
Class AF-8 Exp. Beg. Am.                      37             37             37             37              37
Class AF-8 Exp. End. Am.                     359            243            191            158             132

TO MATURITY                                    1              2              3              4               5
Class AV WAL (yrs.)                        20.23           2.83           2.10           1.78            1.42
Class AV Exp. Beg. Am.                         1              1              1              1               1
Class AV Exp. End. Am.                       343            103             76             64              50

CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

TO 10% CLEAN-UP CALL                           1              2              3              4               5
Class AF-7 WAL (yrs.)                      28.09          10.85           8.25           6.34            5.00
Class AF-7 Exp. Beg. Am.                     326            117             79             60              48
Class AF-7 Exp. End. Am.                     340            133            104             87              72

TO 10% CLEAN-UP CALL                           1              2              3              4               5
Class AF-8 WAL (yrs.)                      10.75           6.76           6.25           5.77            5.14
Class AF-8 Exp. Beg. Am.                      37             37             37             37              37
Class AF-8 Exp. End. Am.                     340            133            104             87              72

TO 10% CLEAN-UP CALL                           1              2              3              4               5
Class AV WAL (yrs.)                        20.22           2.83           2.10           1.78            1.42
Class AV Exp. Beg. Am.                         1              1              1              1               1
Class AV Exp. End. Am.                       340            103             76             64              50

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Rob DiOrio                         (212) 449-1646
Michael Murphy                     (212) 449-0843
Ken Mulford                        (212) 449-0752
Scott Henderson                    (212) 449-3780

ABS TRADING
Carlos Valle                       (212) 449-3659
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659

MBS TRADING
Vince Mora                         (212) 449-5320
Dan Pace                           (212) 449-5320

ASSET BACKED RESEARCH
Chris Flanigan                     (212) 449-1655
Ralph Diserio                      (212) 449-1629
Ryan Asato                         (212) 449-9622

          Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Merrill Lynch Mortgage Capital, Inc.                                                           *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\MONEY\97C\97CFIX3.DBF                                                 09/23/1997  09:22  Page 1
                        THE MONEY STORE 1997-C FIXED POOL

Report Profile:  PROSPECT                                              SuperCrack Portfolio Summary           Code File:  97CFIX3
 P O O L  T O T A L S          AVERAGE       - -  GROSS COUPON  - -          WTD AVG RMNG TERM         WTDAV
# LOANS   CURRENT BALANCE      CURRBAL     WTDAVG     MIN       MAX        STATD        ORIG       L T V
6,302     $ 244,556,140       $ 38,806     11.612    5.000    16.500       254.0       254.4
 STATE                       LOANS     CURRENT BAL  %POOL     STATE     LOANS  CURRENT BAL  %POOL
   AK                           4         145,100   0.06       WY        17     624,113      0.26
   AR                          24         750,293   0.31
   AZ                         158       6,993,271   2.86
   CA                         290      17,299,411   7.07      LTV (COMBINED)           LOANS     CURRENT BAL  %POOL
   CO                         177       7,456,168   3.05
   CT                          46       2,301,824   0.94            0.01-       5.00      2          22,300   0.01
   DC                           7         218,700   0.09            5.01-      10.00     10         137,316   0.06
   DE                          27       1,651,143   0.68           10.01-      15.00     42         638,442   0.26
   FL                         233       8,640,107   3.53           15.01-      20.00     47         956,764   0.39
   GA                         203       7,418,299   3.03           20.01-      25.00     65       1,519,401   0.62
   IA                          44       1,435,012   0.59           25.01-      30.00    104       2,391,381   0.98
   ID                          73       2,234,323   0.91           30.01-      35.00     97       2,316,987   0.95
   IL                         304      11,900,294   4.87           35.01-      40.00    109       3,382,726   1.38
   IN                         246       8,359,835   3.42           40.01-      45.00    145       4,294,808   1.76
   KS                         143       4,051,546   1.66           45.01-      50.00    158       5,355,757   2.19
   KY                          66       2,530,885   1.03           50.01-      55.00    171       6,338,070   2.59
   LA                          68       2,272,053   0.93           55.01-      60.00    238       8,576,103   3.51
   MA                          92       4,028,355   1.65           60.01-      65.00    333      12,504,998   5.11
   MD                         103       3,894,467   1.59           65.01-      70.00    513      19,612,870   8.02
   ME                          74       2,413,347   0.99           70.01-      75.00    562      22,913,062   9.37
   MI                         335      11,716,373   4.79           75.01-      80.00  1,351      55,286,734  22.61
   MN                          87       2,562,403   1.05           80.01-      85.00  1,061      45,066,072  18.43
   MO                         244       8,720,838   3.57           85.01-      90.00  1,034      45,200,940  18.48
   MS                          89       3,059,713   1.25           90.01-      95.00    165       5,450,272   2.23
   MT                          13         504,730   0.21           95.01-     100.00     95       2,591,138   1.06
   NC                         210       9,751,276   3.99     WTD AVERAGE:      74.71
   ND                           6         196,994   0.08
   NE                          65       2,315,724   0.95
   NH                          33       1,098,607   0.45     PROPTYPE                   LOANS     CURRENT BAL  %POOL
   NJ                         254      11,390,100   4.66
   NM                         115       4,664,385   1.91     SINGLE FAMILY DETACHED     5,131     197,072,559  80.58
   NV                          84       3,305,947   1.35     PUD                           12         577,069   0.24
   NY                         359      15,930,415   6.51     MANUFACTURED                 850      33,891,676  13.86
   OH                         308      11,647,394   4.76     TOWNHOUSE                     48       1,721,213   0.70
   OK                         103       2,772,546   1.13     CONDO                         46       1,128,417   0.46
   OR                         104       3,656,272   1.50     2-4 FAMILY                   213      10,000,706   4.09
   PA                         381      13,550,654   5.54     MULTI-FAMILY                   2         164,500   0.07
   RI                          16         569,152   0.23
   SC                         245       9,705,324   3.97
   SD                           8         264,227   0.11     OWNEROCC                   LOANS     CURRENT BAL  %POOL
   TN                         137       4,381,686   1.79
   TX                          52       2,096,916   0.86     INVESTOR                     182       6,477,212   2.65
   UT                          73       2,506,599   1.02     OWNER OCCUPIED             6,082     236,771,234  96.82
   VA                          84       3,492,263   1.43     SECOND HOME                   38       1,307,695   0.53
   VT                          16         511,236   0.21
   WA                         330      12,666,689   5.18
   WI                         119       3,722,446   1.52
   WV                          33       1,176,685   0.48


        RATE               LOANS     CURRENT BAL  %POOL
        4.51-       5.00      1          10,593   0.00
        5.51-       6.00      1          23,414   0.01
        6.51-       7.00      2          96,966   0.04
        7.51-       8.00      2         182,505   0.07
        8.01-       8.50      1          50,000   0.02
        8.51-       9.00     21       1,754,674   0.72
        9.01-       9.50     66       5,870,961   2.40
        9.51-      10.00    257      22,171,525   9.07
       10.01-      10.50    443      29,175,366  11.93
       10.51-      11.00    656      34,793,475  14.23
       11.01-      11.50    792      30,923,341  12.64
       11.51-      12.00  1,081      36,482,644  14.92
       12.01-      12.50  1,019      30,468,717  12.46
       12.51-      13.00    852      23,075,653   9.44
       13.01-      13.50    469      12,747,931   5.21
       13.51-      14.00    381       9,991,423   4.09
       14.01-      14.50    118       3,091,741   1.26
       14.51-      15.00     96       2,619,831   1.07
       15.01-      15.50     16         399,585   0.16
       15.51-      16.00     27         599,757   0.25
       16.01-      16.50      1          26,040   0.01
 WTD AVERAGE:      11.61


 STDRTM                   LOANS     CURRENT BAL  %POOL

          25-         48      7          94,627   0.04
          49-         72    273       3,700,517   1.51
          73-         96    109       1,815,523   0.74
          97-        120  1,031      21,280,834   8.70
         121-        144     23         787,576   0.32
         169-        192  2,601      84,555,781  34.58
         193-        216      2         142,241   0.06
         217-        240    593      25,509,671  10.43
         241-        264      1          39,600   0.02
         289-        312    372      16,450,163   6.73
         337-        360  1,256      86,927,511  35.55
         457-        480     33       3,222,896   1.32
   WTD AVERAGE:        254


 BALLOON                  LOANS     CURRENT BAL    %POOL

 NON-BALLOON                6,229     240,372,473  98.29
 BALLON LOANS                  73       4,183,667   1.71

Merrill Lynch Mortgage Capital, Inc.
Portfolio  S:\DATA\DEALS\MONEY\97C\97CFIX3.DBF

                        THE MONEY STORE 1997-C FIXED POOL

Report Profile:  PROSPECT      SuperCrack Portfolio Summary  Code File:  97CFIX3

 - P O O L T O T A L S -       AVERAGE         - - GROSS COUPON - -   - WTD AVG RMNG TERM -    WTDAV
 # LOANS    CURRENT BALANCE    CURRBAL      WTDAVG      MIN     MAX    STATD       ORIG        L T V

 6,302      $244,556,140      $38,806       11.612     5.000    16.500    254.0     254.4

CURRBAL                 LOANS     CURRENT BAL  %POOL     LOAN GRADE      LOANS     CURRENT BAL  %POOL

        0.01-   10000.00    294       2,385,735   0.98     A              1,477      64,815,702  26.50
    10000.01-   20000.00  1,460      22,449,449   9.18     A-             1,973      80,305,460  32.84
    20000.01-   30000.00  1,478      37,077,370  15.16     B              1,268      43,441,757  17.76
    30000.01-   40000.00    911      31,843,410  13.02     B+               841      31,232,800  12.77
    40000.01-   50000.00    656      29,540,754  12.08     B-               516      17,271,151   7.06
    50000.01-   60000.00    493      27,213,329  11.13     C                190       6,257,024   2.56
    60000.01-   70000.00    335      21,789,877   8.91     C+                29       1,040,071   0.43
    70000.01-   80000.00    186      13,943,944   5.70     C-                 8         192,175   0.08
    80000.01-   90000.00    114       9,725,865   3.98
    90000.01-  100000.00     89       8,506,487   3.48
   100000.01-  110000.00     68       7,149,200   2.92
   110000.01-  120000.00     54       6,240,491   2.55
   120000.01-  130000.00     46       5,735,193   2.35
   130000.01-  140000.00     20       2,697,301   1.10
   140000.01-  150000.00     27       3,910,167   1.60
   150000.01-  160000.00     16       2,480,948   1.01
   160000.01-  170000.00     10       1,661,937   0.68
   170000.01-  180000.00      8       1,399,125   0.57
   180000.01-  190000.00      1         188,000   0.08
   190000.01-  200000.00      6       1,169,000   0.48
   200000.01-  210000.00      6       1,237,400   0.51
   210000.01-  220000.00      4         859,300   0.35
   220000.01-  230000.00      7       1,569,650   0.64
   230000.01-  240000.00      1         233,529   0.10
   260000.01-  270000.00      2         532,000   0.22
   280000.01-  290000.00      5       1,418,700   0.58
   290000.01-  300000.00      1         292,500   0.12
   300000.01-  310000.00      1         306,000   0.13
   310000.01-  320000.00      1         320,000   0.13
   330000.01-  340000.00      1         338,000   0.14
   340000.01-  350000.00      1         341,480   0.14


   LIEN                     LOANS     CURRENT BAL  %POOL

             1              3,315     165,669,997  67.74
             2              2,987      78,886,144  32.26

                     THE MONEY STORE 1997-C ARMS POOL
 Report Profile:  PROSARM                                            SuperCrack Portfolio Summary               Code File:  97CARM3
     -P O O L  T O T A L S-    AVERAGE  - - GROSS COUPON - -   -RMNG TRM-  WTDAV - - M A R G I N - - - -
   # LOANS  CURRENT BALANCE    CURRBAL     WTDAVG    MIN     MAX    STATD   ORIG      L T V   WTDAV   MIN     MAX

     5,027  $   420,597,577    $ 83,668    10.176   5.500  14.850   358.7  359.7              6.072  2.750  10.725

   STATE                    LOANS     CURRENT BAL  %POOL     STATE                    LOANS     CURRENT BAL  %POOL

   AK                           6         471,700   0.11     WY                           9         825,337   0.20
   AR                           5         281,556   0.07
   AZ                          81       6,542,908   1.56
   CA                         199      25,129,412   5.97     LTV                      LOANS     CURRENT BAL  %POOL
   CO                         144      15,197,131   3.61
   CT                          65       7,585,087   1.80            5.01-      10.00      1          27,976   0.01
   DC                          31       3,128,576   0.74           10.01-      15.00      6         246,232   0.06
   DE                          12       1,115,869   0.27           15.01-      20.00     15         552,049   0.13
   FL                         192      15,378,647   3.66           20.01-      25.00     13         478,343   0.11
   GA                         162      14,079,387   3.35           25.01-      30.00     30       1,213,455   0.29
   IA                          26       1,403,525   0.33           30.01-      35.00     36       1,929,816   0.46
   ID                         116       8,273,208   1.97           35.01-      40.00     52       2,346,154   0.56
   IL                         346      33,133,454   7.88           40.01-      45.00     67       3,490,140   0.83
   IN                         213      13,164,371   3.13           45.01-      50.00     95       5,383,466   1.28
   KS                          58       3,338,806   0.79           50.01-      55.00    119       7,820,302   1.86
   KY                         100       5,792,483   1.38           55.01-      60.00    183      12,193,463   2.90
   LA                          57       3,777,243   0.90           60.01-      65.00    298      21,208,095   5.04
   MA                         172      18,439,270   4.38           65.01-      70.00    463      35,494,816   8.44
   MD                         124      13,886,965   3.30           70.01-      75.00    607      50,050,998  11.90
   ME                          57       3,892,027   0.93           75.01-      80.00  1,462     129,173,293  30.71
   MI                         416      29,821,521   7.09           80.01-      85.00    952      81,336,578  19.34
   MN                         110       8,728,297   2.08           85.01-      90.00    591      64,285,789  15.28
   MO                         166      10,485,957   2.49           90.01-      95.00     35       3,229,844   0.77
   MS                          17         938,154   0.22           95.01-     100.00      2         136,767   0.03
   MT                          13         805,008   0.19     WTD AVERAGE:      76.79
   NC                         116       8,802,059   2.09
   ND                           2          64,800   0.02
   NE                          17         830,793   0.20     PROPTYPE                 LOANS     CURRENT BAL  %POOL
   NH                          46       3,387,267   0.81
   NJ                         105      10,431,022   2.48     SINGLE FAMILY DETACHED     4,335     362,832,221  86.27
   NM                          61       4,608,765   1.10     PUD                           55       7,649,750   1.82
   NV                          27       3,105,516   0.74     MANUFACTURED                 270      17,043,595   4.05
   NY                         167      14,884,444   3.54     TOWNHOUSE                     40       3,315,951   0.79
   OH                         333      23,992,690   5.70     CONDO                         64       4,569,507   1.09
   OK                          33       2,275,895   0.54     2-4 FAMILY                   259      24,654,024   5.86
   OR                          74       6,623,775   1.57     MULTI-FAMILY                   4         532,530   0.13
   PA                         265      18,697,120   4.45
   RI                          25       2,191,971   0.52
   SC                          41       2,918,106   0.69     OWNEROCC                 LOANS     CURRENT BAL  %POOL
   SD                           3         247,514   0.06
   TN                          95       7,339,449   1.75     INVESTOR                     196      12,922,668   3.07
   TX                         100       9,421,876   2.24     OWNER OCCUPIED             4,808     406,002,332  96.53
   UT                         100       9,629,287   2.29     SECOND HOME                   23       1,672,577   0.40
   VA                          73       7,574,441   1.80
   VT                          19       1,515,285   0.36
   WA                         279      26,060,763   6.20     LIEN                     LOANS     CURRENT BAL  %POOL
   WI                         135       9,524,601   2.26
   WV                          14         854,238   0.20               1              5,027     420,597,577 100.00


L I F E   C A P - -  - L I F E   F L O O R -
WTDAVG    MIN     MAX   %0   WTDAVG    MIN     MAX   %0

6.305  11.500  20.875  100  10.156   2.875  14.850   98


    RATE               LOANS     CURRENT BAL  %POOL

    5.01-       5.50      1         262,645   0.06
    6.01-       6.50      1         112,400   0.03
    6.51-       7.00      2         214,361   0.05
    7.01-       7.50     69       9,206,163   2.19
    7.51-       8.00     88      10,079,867   2.40
    8.01-       8.50    212      19,509,262   4.64
    8.51-       9.00    325      31,042,458   7.38
    9.01-       9.50    470      41,781,733   9.93
    9.51-      10.00    808      75,300,567  17.90
   10.01-      10.50  1,080      87,463,707  20.80
   10.51-      11.00    780      62,585,045  14.88
   11.01-      11.50    646      45,104,428  10.72
   11.51-      12.00    293      21,317,696   5.07
   12.01-      12.50    144       9,503,844   2.26
   12.51-      13.00     67       4,691,475   1.12
   13.01-      13.50     19       1,237,427   0.29
   13.51-      14.00     16         713,489   0.17
   14.01-      14.50      3         120,189   0.03
   14.51-      15.00      3         350,821   0.08
    WTD AVERAGE:      10.18


    STDRTM                   LOANS     CURRENT BAL  %POOL


            169-        192     13         721,820   0.17
            289-        312      1         194,675   0.05
            313-        336      1          42,241   0.01
            337-        360  5,012     419,638,842  99.77
    WTD AVERAGE:        359

   LOAN TYPE                LOANS     CURRENT BAL  %POOL

   1 YEAR LIBOR                  29       2,804,332   0.67
   1 YEAR TREASURY              166      20,982,960   4.99
   2/28  6 MONTH LIBOR        1,342     125,876,988  29.93
   3/27  6 MONTH LIBOR          121      11,574,344   2.75
   3/3   1 MONTH LIBOR            4         245,530   0.06
   4/26  6 MONTH LIBOR        1,872     131,950,148  31.37
   6 MONTH LIBOR              1,493     127,163,277  30.23


   BALLOON                  LOANS     CURRENT BAL  %POOL

   NON-BALLOON                5,022     420,038,279  99.87
   BALLON LOANS                   5         559,298   0.13


                                 Requested by:     V0.32

   Merrill Lynch Mortgage Capital, Inc.                                      *** Transactions Finance Group ***
   Portfolio:  S:\DATA\DEALS\MONEY\97C\97CARM3.DBF                                    09/23/1997  09:21  Page 2

                        THE MONEY STORE 1997-C ARMS POOL

   Report Profile: PROSARM                         SuperCrack Portfolio Summary             Code File: 97CARM3
     -P O O L  T O T A L S-    AVERAGE  - - GROSS COUPON - -   -RMNG TRM-  WTDAV - - M A R G I N - - - -
   # LOANS  CURRENT BALANCE    CURRBAL     WTDAVG    MIN     MAX    STATD   ORIG      L T V   WTDAV   MIN     MAX
     5,027  $   420,597,577   $  83,668    10.176   5.500   14.850   358.7  359.7             6.072   2.750  10.725

   CURRBAL                  LOANS     CURRENT BAL  %POOL     MARGIN                   LOANS     CURRENT BAL  %POOL

          0.01-   10000.00      1           9,731   0.00            2.51-       3.00      1         262,645   0.06
      10000.01-   20000.00     27         467,534   0.11            3.01-       3.50      1         187,100   0.04
      20000.01-   30000.00    222       5,865,400   1.39            3.51-       4.00     10       1,160,096   0.28
      30000.01-   40000.00    469      16,748,859   3.98            4.01-       4.50     17       1,523,906   0.36
      40000.01-   50000.00    542      24,538,470   5.83            4.51-       5.00    416      38,727,217   9.21
      50000.01-   60000.00    667      36,887,099   8.77            5.01-       5.50    989      81,705,746  19.43
      60000.01-   70000.00    586      38,145,666   9.07            5.51-       6.00    827      73,509,230  17.48
      70000.01-   80000.00    508      38,152,871   9.07            6.01-       6.50  1,617     126,768,581  30.14
      80000.01-   90000.00    371      31,569,585   7.51            6.51-       7.00    731      60,203,135  14.31
      90000.01-  100000.00    352      33,570,466   7.98            7.01-       7.50    199      18,201,029   4.33
     100000.01-  110000.00    257      27,045,362   6.43            7.51-       8.00    135      11,776,893   2.80
     110000.01-  120000.00    201      23,170,355   5.51            8.01-       8.50     37       3,282,005   0.78
     120000.01-  130000.00    145      18,152,445   4.32            8.51-       9.00     28       1,969,434   0.47
     130000.01-  140000.00    108      14,615,965   3.48            9.01-       9.50     10         728,782   0.17
     140000.01-  150000.00    115      16,726,777   3.98            9.51-      10.00      5         268,589   0.06
     150000.01-  160000.00     83      12,912,071   3.07           10.01-      10.50      3         258,389   0.06
     160000.01-  170000.00     65      10,745,172   2.55           10.51-      11.00      1          64,800   0.02
     170000.01-  180000.00     48       8,438,746   2.01     WTD AVERAGE:       6.07
     180000.01-  190000.00     35       6,484,689   1.54
     190000.01-  200000.00     35       6,856,084   1.63
     200000.01-  210000.00     30       6,163,052   1.47     LIFEFLOOR                LOANS     CURRENT BAL  %POOL
     210000.01-  220000.00     24       5,179,921   1.23
     220000.01-  230000.00     20       4,515,452   1.07                        0.01    116      10,364,661   2.46
     230000.01-  240000.00     14       3,299,045   0.78            2.51-       3.00      1          80,692   0.02
     240000.01-  250000.00     22       5,426,937   1.29            5.51-       6.00      2         243,922   0.06
     250000.01-  260000.00     12       3,057,901   0.73            6.01-       6.50      2         211,340   0.05
     260000.01-  270000.00      9       2,382,902   0.57            6.51-       7.00      2         214,361   0.05
     270000.01-  280000.00      6       1,639,210   0.39            7.01-       7.50     71       9,326,106   2.22
     280000.01-  290000.00      4       1,148,800   0.27            7.51-       8.00     93      10,703,155   2.54
     290000.01-  300000.00      9       2,656,659   0.63            8.01-       8.50    213      19,570,898   4.65
     300000.01-  310000.00      7       2,130,842   0.51            8.51-       9.00    321      30,276,631   7.20
     310000.01-  320000.00      6       1,898,499   0.45            9.01-       9.50    457      40,503,225   9.63
     320000.01-  330000.00      4       1,304,363   0.31            9.51-      10.00    794      73,744,814  17.53
     330000.01-  340000.00      4       1,351,555   0.32           10.01-      10.50  1,061      85,940,426  20.43
     340000.01-  350000.00      6       2,086,806   0.50           10.51-      11.00    755      59,941,762  14.25
     350000.01-  360000.00      2         711,769   0.17           11.01-      11.50    630      43,654,109  10.38
     360000.01-  370000.00      2         730,500   0.17           11.51-      12.00    279      20,450,727   4.86
     370000.01-  380000.00      1         370,980   0.09           12.01-      12.50    136       9,101,476   2.16
     390000.01-  400000.00      1         399,093   0.09           12.51-      13.00     59       4,215,475   1.00
     400000.01-  410000.00      2         807,394   0.19           13.01-      13.50     15         973,271   0.23
     410000.01-  420000.00      1         414,000   0.10           13.51-      14.00     15         673,506   0.16
     420000.01-  430000.00      1         421,007   0.10           14.01-      14.50      2          56,200   0.01
     440000.01-  450000.00      1         442,145   0.11           14.51-      15.00      3         350,821   0.08
     450000.01-  460000.00      1         456,000   0.11     WTD AVERAGE:      10.16 for > 0:   410,232,916  97.54
     490000.01-  500000.00      1         499,399   0.12


L I F E   C A P - -  - L I F E   F L O O R -
WTDAVG    MIN     MAX   %0   WTDAVG    MIN     MAX   %0

16.305  11.500  20.875  100     10.156   2.875  14.850   98


   LIFECAP                  LOANS     CURRENT BAL  %POOL

           11.01-      11.50      1         262,645   0.06
           12.01-      12.50      1         112,400   0.03
           12.51-      13.00      2         214,361   0.05
           13.01-      13.50     70       9,259,153   2.20
           13.51-      14.00     86      10,100,902   2.40
           14.01-      14.50    198      18,030,880   4.29
           14.51-      15.00    301      27,595,534   6.56
           15.01-      15.50    428      36,858,700   8.76
           15.51-      16.00    724      67,006,406  15.93
           16.01-      16.50  1,017      81,175,394  19.30
           16.51-      17.00    803      64,838,292  15.42
           17.01-      17.50    707      53,085,393  12.62
           17.51-      18.00    376      30,002,992   7.13
           18.01-      18.50    163      11,222,255   2.67
           18.51-      19.00     81       5,899,082   1.40
           19.01-      19.50     35       2,713,208   0.65
           19.51-      20.00     22       1,383,842   0.33
           20.01-      20.50      7         358,853   0.09
           20.51-      21.00      5         477,286   0.11


     LOAN GRADE               LOANS     CURRENT BAL  %POOL

     A                          701      65,543,548  15.58
     A-                       1,473     139,917,110  33.27
     B                        1,222      91,269,952  21.70
     B+                         831      69,868,072  16.61
     B-                         531      36,965,623   8.79
     C                          208      12,786,022   3.04
     C+                          49       3,583,395   0.85
     C-                          12         663,855   0.16


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